Exhibit 99.1

IDEAS. UN CONTAINED. Investor Presentation J u n e 2 0 2 0

Safe Harbor This presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended about our current expectations and projections about future events . In some cases forward - looking statements can be identified by terminology such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “would” and similar expressions or variation . The statements contained in this report that are not purely historical are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements are based on the beliefs and assumptions of our management based on information currently available to management . Such forward - looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward - looking statements . Factors that could cause or contribute to such differences include, but are not limited to, our ability to continue as a going concern ; our ability to raise additional working capital ; our ability to profit from our new licensing model ; our ability to increase product demand and market acceptance for our products ; our ability to generate revenue from our distributorship agreement with Osang Healthcare Co . LTD ; our ability to generate revenue from our MOU agreement with Transcend Onsite Care ; our ability to use working capital resources effectively and efficiently ; our ability to maintain our listing on the Nasdaq Capital Market, our ability to attract key personnel ; our ability to maintain and add new relationships and suppliers, vendors and customers and those discussed in the section titled “Risk Factors” included under Part II, Item 1 A below and those identified under Part 1 , Item 1 A of our Annual Report on Form 10 - K for the year ended December 31 , 2019 and subsequent quarterly reports on Form 10 - Q . Furthermore, such forward - looking statements speak only as of the date of this report . Except as required by law, we undertake no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements . 2

SG Blocks Enters the Medical Diagnostic Market
Distribution Agreement with Osang Healthcare

- OSANG is a South Korean based global manufacturer and distributor of state-of-the-art medical supplies
- OSANG currently exports its diagnostic biosensors for blood glucose, HbA1c and cholesterol
- OSANG's GeneFinder™ COVID-19 Plus RealAmp Kit is the One-Step Reverse Transcription Real-Time PCR Kit designed to detect Novel Corona virus (COVID-19) qualitatively through Reverse Transcription reaction and Real-Time Polymerase Chain Reaction
- Received European certification (CE-IVD) for its COVID-19 test in February and local regulatory approval for exports in March
- OSANG was awarded a FEMA contract in April 2020 for COVID-19 test kits: https://www.cnn.com/2020/04/13/politics/south-korea-coronavirus-tests/index.html

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GeneFinder™ COVID-19 Plus RealAmp Kit


GeneFinder

GeneFinder TM COVID-19 Plus RealAmp Kit has been purchased by FEMA

(FEMA purchases are not through SG Blocks)

GeneFinder™ COVID-19 Plus Real*Amp* Kit is the **One-Step Reverse Transcription Real-Time PCR Kit** designed to detect Novel Corona virus (COVID-19) qualitatively through Reverse Transcription reaction and Real-Time Polymerase Chain Reaction

Main Features:

- Target Genes: RdRp, N, E
- About 120 minutes detection for COVID-19
- Reverse Transcription reaction and Real-Time Polymerase Chain Reaction
- Easy-to-use (One-Tube) and interpretation

GeneFinder TM COVID-19 Plus RealAmp Kit is validated on Bio-Rad CFX96 and Thermo Fisher's AB7500 system (Standard/Fast).


BIO-RAD

Bio-Rad/CFX96



Applied Biosystems
7500 Real-time PCR System (ST/FAST)

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Nasdaq Listed
OHC
OSANG HEALTHCARE
4

Construction Productivity in the U.S. since 1945 has remained Flat… WE HAVE A BETTER SOLUTION…. Source: McKinsey’s Capital Projects & Infrastructure Practice, June 2016 . 5

Global Construction Market Source: Grand View Research Global Modular Construction Market $112B in 2018 + 6.5% CAGR 6

WE REPURPOSE SHIPPING CONTAINERS INTO ICONIC STRUCTURES 7

Containers Are… STRONG. Fast. Green. ▪ Containers are STRONG , resilient, maritime - grade structures ▪ Engineered to self - center and lock into place when stacked ▪ At maximum weight containers can be stacked 9 stories high ▪ Builders save time and money and deliver a structure Faster to an end - user ▪ Containers are already "squared" which eliminates significant time in the construction process . ▪ Repurposed containers greatly offset a development’s carbon footprint, reducing resource use ▪ There are an estimated 30 million unused shipping containers in the world. - The World Shipping Council, 2015 8

LOWER COST - FASTER TIME TO MARKET

Modular Construction

ARCHITECTURE & ENGINEERING



SITE WORK



CONTAINER MODIFICATIONS



MODULAR FINISHING WORK



TRANSPORT TO SITE



INSTALLATION



COMPLETED PROJECT



CONTAINER FACTS

CSC requirements for 50,000 pound capacity that can withstand lateral forces that exceed CA seismic standards and Miami Dade hurricane codes

Made from heavy gauge Core-Ten steel construction with plywood subflooring

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How SG Blocks Accelerates Construction


SG BLOCKS MODULAR CONSTRUCTION
ARCHITECT
ENGINEER
SG BLOCKS/ DESIGN ASSIST
CONSTRUCTION DRAWINGS
VALUE ENGINEERING
PERMITS & APPROVALS
SITE DEVELOPMENT & FOUNDATIONS
BUILDING FABRICATION
TRANSPORT / INSTALL / BUILD-UP
TIME SAVINGS ENABLES MORE REVENUES AND GREATER RETURNS
DESIGN
BUDGET ESTABLISHED
BUILDING OPEN
RETURN TO DESIGN IF COSTS EXCEED BUDGETS (VE)
TRADITIONAL SITE BASED CONSTRUCTION
ARCHITECT
ENGINEER
PRELIMINARY DRAWINGS
DETAIL/ CONSTRUCTION DRAWINGS
PERMITS & APPROVALS
BID
SELECT CONSTRUCTION MANAGER
SELECT SUB-CONTRACTORS
SITE DEVELOPMENT & FOUNDATIONS
CONSTRUCTION
DESIGN
BUDGET ESTABLISHED
MULTIPLE BIDS COMPARISONS / RE-BIDS DELAYS / RFIs
PROJECT OVERRUNS CHANGE ORDERS WEATHER DELAYS
BUILDING OPEN

SG BLOCKS' CONSTRUCTION CYCLE IS ~45% FASTER

EXPEDITED CONSTRUCTION CYCLE TRIGGERS SAVINGS ON: LOAN INTEREST, BUILDERS RISK INSURANCE, GENERAL LIABILITY INSURANCE AND MORE

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The Modular Difference: Better Product, Superior Returns

Significantly Improved IRR.

	Conventional	SG Blocks
Cash-on-Cash Return	2.04x	2.66x
Project IRR	16.14%	26.78%

- SG Blocks has a modular construction with lower cost of capital over traditional construction, enabling developers to increase the number and size of projects they deploy

Rapid & Cost Effective Construction Process.

- SG Blocks building costs to developers are ~$250/sq. foot, or ~13% less than with traditional construction, as a result of:
  - Savings on labor, security & insurance
  - Construction interest savings due to ~40% reduction in construction duration
- Allows the project to generate revenue when it would otherwise be under construction, further increasing project-level IRR

Industrywide Acceptance via ESR.

- SG Blocks' ESR rating provides a significant advantage over comparable firms, as it expedites the review process with building departments
- This allows SG Blocks to bid on construction projects where developers may not have a preference whether a project is container based, and compete via traditional construction metrics such as cost, speed etc.

THE ABOVE METRICS ARE BASED ON A THEORETICAL 63,716 SQ. FOOT, 71 UNIT DEVELOPMENT

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We Are Exclusive With The #1 Distributor of Containers ▪ ConGlobal Industries, Inc . is North America's largest full - service supplier to the intermodal industry ▪ Also a leading retailer of standard and modified equipment in new and used condition to consumers, corporations, and government and military institutions Our partner's nationwide distribution enables quick delivery to site locations and lower landed costs. & ConGlobal 12

We are the First Container Supplier to Receive an ESR from the ICC ▪ We believe SG BLOCKS' Evaluation Service Report, as granted by the International Code Council (ICC), will significantly expedite reviews and approvals by building departments and expect our container fabrication will become more widely accepted in the construction industry. ▪ Our specifying designers, architects, builders, installers and customers rely on our ESR mark stamped on each of our bids and deliveries to customers. 13

• Payroll as a service • Software as a service • Telecom as a service • Infrastructure as a service • Storage as a service • Transportation as a service • Construction as a service • Hotel as a service Platform Business Model Disrupting the Construction Industry ▪ Platforms are the favored business model for 7 of the world’s 12 largest companies ▪ Technology based environment with open infrastructure ▪ Matchmaker – linking organizations, people and resources ▪ Orchestrator of ecosystems extending across sectors ▪ Harnesser of network effects ▪ Reducer of marginal costs to almost zero ▪ Foundations for combinatorial innovation ▪ Platforms shift the economy from industries to ecosystems ▪ SGBX seeks to be a single source solution for building projects… partnering with architectural services providers, project management and financing 14

Multi - Family Home s North Charleston SFR SG Blocks Build, Charleston, SC Multi - family Complex SG Blocks Concept Monticello, NY Commercial NBA Training Academy SG Blocks Build, Saly, Senegal Quick Ser vice Taco Bell SG Blocks Build, South Gate, CA and much more. 15

Our Deliverables GREENSTEEL GreenSteel is the structural core and shell of an SG Blocks building. The units are delivered to site where they are handed over to a local GC to finish to specifications. PARTIAL MODULAR Selected materials, finishes and systems are installed at an SG Blocks facility, with the balance completed on site by the general contractor. FULL MODULAR SG Blocks delivers a fit - out product where we erect the final units on site and complete all trim outs and closure pieces so it is ready to occupy. 16

Our Services A r ch i t e c t u r a l & Engineering Modular Finish out Logistics Installation Exclusive C on t a i n er Supply 17

Residential Business: Shift to Royalty Model

Strategically shifting our lower-margin residential business to a royalty fee model that is highly scalable

- SG Blocks receives ~5% royalty fee on licensees' gross revenue
- First residential licensing agreement signed in October 2019

EXPENSES

Significantly reduces operating expenses

RISK

Reduces risk by outsourcing execution

CASH

Materially reduces cash burn rate

TIME

Allows company to focus on delivery, other verticals & pursuit of qualified licenses

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Current Commercial Backlog Commercial Backlog (Non - Licensed) Amounts Ridge Avenue Commons $16 ,920,500 Other Commercial Projects 561 ,47 3 Subtotal Commercial Backlog $17 ,481,973 Estimated Gross Profit to SG Blocks $2,60 0 , 00 0 Commercial Project Backlog as of 03/31/20 * 19 * The revenue projections above are based upon assumptions and estimates and may not be reflective of actual results. Actual results will depend upon several factors, many of which are not in our control. There can be no assurance given that these projects will be completed at the indicated sizes or at all. Projects remain subject to financing and other risks factors.

Current Potential Royalties Potential Residential Royalty Revenue (projects under the License Agreement) Amounts Monticello Mews Phase 1 $17 ,000,000 Monticello Mews Phase 2 18, 000,000 Monticello Mews Phase 3 18, 000,000 Other Residential Projections 22, 400,000 Sub t otal $75 ,400,000 Estimated 5% Royalty to SG Blocks * $3,77 0 , 00 0 20 * The estimated royalty projections above are based upon assumptions and estimates and may not be reflective of actual results. Actual results will depend upon several factors, many of which are not in our control. There can be no assurance given that these projects will be completed at the indicated sizes or at all. Projects remain subject to financing and other risks factors. Projects under the license agreement are expected to be completed by third parties, with a royalty fee to be paid to SG Blocks based on a percentage of gross revenues generated by the licensee. For the Monticello Mews project, the licensee has advised us that it has purchased land and committed capital resources to move the project forward.

Capitalization SG Blocks, Inc. (as of 3/31/20) Common Shares Outstanding* 8 , 596 , 189 Restricted Stock Units (vested and unvested) 9 , 187 Options (WAEP $81.60) 52 , 337 Warrants (WAEP $35.14) 53 , 190 Debt** $0 Cash*** $17 , 025 , 437 21 * Includes 1,170,524 common shares outstanding as of March 31, 2020 adjusted on a pro forma basis to give effect to the issuance of (i)440,000 shares of common stock issued in the April 2020 public offering, (ii) 6,900,000 shares of common stock issued in the May 2020 public offering and (iii), 12,000 shares of common stock issued in April 2020 upon the vesting of RSUs and (iv) 73,665 shares of common stock issued in June 2020 in exchange for a note in the principal amount of $200,000 ** In June 2020, debt in the principal amount of $200,000 was exchanged for 73,665 shares of common stock *** Includes the cash reflected on the balance sheet as of March 31, 2020 adjusted on a pro forma basis to give effect to the (i) addition of the net proceeds of approximately $1,509,200 from the April 2020 public offering, the net proceeds of approximately $15,567,500 from the May 2020 public offering, the receipt of $200,000 from the issuance of a note to an accredited investor and (ii) reduction of $650,000 used for funding the CPF - Monticello obligation

Management and Delivery Team PAUL GALVIN, Chairman and Chief Executive Officer Since inception, Mr . Galvin has played a key role in the company’s growth and expansion . He brings over 25 years of experience developing and managing real estate, including residential condominiums, luxury sales and market rate and affordable rental projects . Prior to his involvement in real estate, he founded a non - profit organization that focused on public health, housing and child survival, where he served for over a decade in a leadership position . He is on the board of ToughBuilt Industries . STEVAN ARMSTRONG, Chief Technology Officer Mr . Armstrong, appointed as CTO in 2018 , was an original founder of SG Blocks . He served as President and COO of SGB and its predecessor entity from 2009 and as a director from 2007 . From 2003 – 2010 , he was a minority partner (owner) and Chief Construction Officer for Stratford Companies, a large senior housing development group . Prior to that, he was the EVP for Operations of Hospital Affiliates Development Corp . GERALD SHEERAN, Acting Chief Financial Officer Mr . Sheeran has served as the Controller since March of 2018 and brings extensive experience and expertise in areas of finance and accounting . Prior to joining the Company, he was a Senior Accounting Manager for Lucid Energy Group . Before his time at Lucid Energy Group, Mr . Sheeran worked for a number of different companies in connection with their accounting, reporting and financial operations . ROCKEY BUTLER, Vice President of Operations Mr . Butler brings more than 30 years of experience in all aspects of construction, with particular expertise in steel - based construction . Based in Texas, he is located within SG Blocks’ manufacturing zone . Most recently, he served as President / Operations Manager of Business Development and Sales & Customer Relations at JARCO STEEL, INC . , where his strategies led to a 20 percent increase in sales . GEIS COMPANIES Geis Companies is a vertically integrated business that specializes in modern construction consisting of six unique businesses that function independently, but often work in any combination thereby providing identifiable efficiencies in both price and execution . Geis has more than 150 skilled professional staff . GRIMSHAW ARCHITECTS Grimshaw is a global design practice engaged in architecture, master planning and industrial design, founded in 1980 . The practice operates worldwide with offices in Los Angeles, New York, London, Paris, Dubai, Kuala Lumpur, Melbourne and Sydney employing over 650 staff . ITS CONGLOBAL ConGlobal is North America’s largest full - service supplier to the intermodal industry . ConGlobal Industries provides SG Blocks with the highest quality containers based on specific project needs from one of their 17 locations in the United States, Mexico and Costa Rica . 22

Company Highlights • Serving a $100B+ market with strong industry tailwinds • Residential royalty model reduces risk and improves financial profile • Disruptive methodology for Safe & Green (SG) container - based construction • Industry ratings and proprietary IP provide barriers to entry • Experienced management team with deep industry experience • Distributorship agreement with OSANG Healthcare enables SG Blocks to create turnkey testing facilities at hospitals and other authorized point of care medical locations 23

APPEN D I X 24

The Most Recognized Companies Trust SG Blocks 25

A world class venue for NBA Academy prospects Featuring two indoor courts, a weight room dormitories and educational facilities 26

Signed MSA with World-Renowned Grimshaw Architects for Exclusive Container-Based Modular Design

NYC JFK Airport – Newark Liberty Int'l Airport – Tomorrowland Shanghai Disney Resort – Dubai Expo 2020 – HS2 London

sgblocks & GRIMSHAW

- SG Blocks signed MSA with world-renowned Grimshaw Architects in **June 2018**
- Grimshaw named SG Blocks' premier design partner for current and future opportunities
- SG Blocks to be included into Grimshaw's award-winning industrial design portfolio
- **This expands SG Blocks' A&E service offering to Grimshaw's elite client base for world-class projects**
- Thought leader for the future of industrial design integrating SG's container-based modular structures






Shipping Containers in Construction
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RECLAIMING SHIPPING CONTAINERS
ARCHITECTURE + ENGINEERING
SITE WORK
CONTAINER MANUFACTURING
TRANSPORT TO SITE
INSTALLATION



Pictured above: An excerpt of Grimshaw's design portfolio using SG Blocks' container-based structures. Click the above video link in the bottom left box to view an animation by Grimshaw of how containers can be used in construction.

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28 Thank You Let's talk about your ideas. ث (646) 240.4235 خ info@sgblocks.com